COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2017
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

23.COMMITMENTS AND CONTINGENCIES

Commitments

(1)	Operating lease as lessee

The Group leases its clinics and offices under non-cancelable operating lease agreements.  These leases expire through 2036 and are renewable upon negotiation.  Rental expenses under operating leases for the years ended March 31, 2015, 2016 and 2017 were $37,733, $51,719 and $67, 250, respectively.

Future minimum lease payments under such leases as of March 31, 2017 were as follows:

2018	$63,606
2019	55,509
2020	48,249
2021	43,802
2022	36,704
After 2022	122,242

$370,112

(2)	Future minimum principal payments related to the Company’s borrowings as of March 31, 2017 are as follows (see Note 12 and Note 13):

2018	$111,299
2019	101,697
2020	—
2021	—
2022	—
After 2022	—

$212,996

Pursuit to an agreement signed in July 2017, the Group will purchase the medical service centers invested by certain funds during the exit period of the funds at a price equal to their original investment costs plus 15%. Please refer to Note 26.

Contingent liabilities

The Group is subject to governmental supervision and regulations by the relevant PRC regulatory authorities including the Ministry of Health, the Ministry of Industry and Information Technology, and other relevant government authorities.  Each of the Group’s medical centers is required to obtain a business license, a medical institution establishment approval, a medical institution practicing license and a radiation-related diagnosis and treatment license.  If the Group fails to obtain such licenses or to amend the medical institution practicing licenses for the forgoing medical centers or other competent PRC regulatory authorities consider that the Group is operating the relevant businesses in an illegal manner, the Group may be ordered to shut down the relevant medical centers or cease the relevant services or suffer fines or penalties.

The Group has been named in a number of lawsuits arising in its ordinary course of business. In the case where the management can reasonably estimate the outcome of the lawsuits taking into account of the legal advices, provision would be made for the probable losses. Where the management cannot reasonably estimate the outcome of the lawsuits or believe the probability of loss is remote, no provision is made.

Contingencies

Between August 2015 and June 2016, the Group received certain proposals with respect to a going-private transaction. On June 6, 2016, the Group’s board of directors received a preliminary non-binding proposal letter from Yunfeng Capital, proposing to acquire all of the shares in a going-private transaction for US$20.00 to US$25.00 per ADS, or US$40.00 to US$50.00 per share, in cash.

As of the date of this annual report, the special committee of the Group’s independent directors is in the process of carefully considering and evaluating the proposal from Yunfeng Capital, as well as other strategic alternatives.